Acquisitions	12 Months Ended
Mar. 31, 2014
Business Combinations [Abstract]
Acquisitions
24.	Acquisitions

(1)	Game Show Network acquisition

In March 2011, Sony obtained a controlling interest in the Game Show Network (“GSN”). At that time, Sony also granted a put right and received a call right for an additional 18% interest in GSN. In September 2012, the other investor in GSN (the “Current Investor”) exercised its put right to sell the 18% interest in GSN to Sony for 234 million U.S. dollars (the “GSN Share Purchase”). The GSN Share Purchase received regulatory approval and closed on December 7, 2012 (the “Closing Date”). After exercise, the 234 million U.S. dollars owed to the Current Investor was payable to the Current Investor in two payments of 117 million U.S. dollars each plus interest thereon at 10% per annum from the Closing Date to each payment date. Sony paid to the Current Investor the first payment of 117 million U.S. dollars plus interest of 4 million U.S. dollars on April 2, 2013 and the second payment of 117 million U.S. dollars plus interest of 12 million U.S. dollars on December 13, 2013. A buy/sell provision also applies to the equity interests in GSN owned by Sony and the Current Investor and may be exercised annually for a 60 business day window beginning April 1, 2015.

(2)	Sony Ericsson acquisition

On February 15, 2012, Sony acquired Ericsson’s 50% equity interest in Sony Ericsson, resulting in Sony Ericsson becoming a wholly-owned subsidiary of Sony. The transaction also provided Sony with a broad intellectual property cross-licensing (“IP cross-licensing”) agreement and ownership of five essential patent families relating to wireless handset technology. The total consideration consisted of 107,174 million yen (1,050 million euros) of cash. The agreement with Ericsson also provided for contingent consideration depending on the level of certain specified costs. Based on the estimated level of the specified costs, no amounts were expected to be paid under this arrangement and therefore no amounts were recorded as additional consideration. This acquisition will integrate Sony Ericsson, renamed Sony Mobile, into Sony’s platform of network-connected consumer electronics products with the aim of accelerating convergence.

Prior to the acquisition, Sony’s interest in Sony Ericsson was accounted for under the equity method of accounting. As a result of Sony obtaining a controlling interest in Sony Ericsson, Sony consolidated Sony Ericsson using the acquisition method of accounting and recorded the fair value of the identifiable assets, liabilities assumed, noncontrolling interest and residual goodwill of Sony Ericsson. In accordance with the accounting guidance for business combinations achieved in stages, Sony remeasured the 50% equity interest in Sony Ericsson that it owned prior to the acquisition at a fair value of 71,449 million yen which resulted in the recognition of a gain of 102,331 million yen recorded in other operating (income) expense, net. In addition, accumulated translation adjustments of 11,690 million yen remained as a component of accumulated other comprehensive income.

The following table summarizes the fair values assigned to the assets and liabilities of Sony Ericsson that were recorded in the MP&C segment, and the IP cross-licensing that was assigned to Corporate for segment reporting purposes.

Yen in millions
Acquired assets and liabilities recorded at fair value as of the acquisition date
Cash and cash equivalents	35,331
Notes and accounts receivable, trade	54,522
Inventories	54,095
Prepaid expenses and other current assets	28,618
Property, plant and equipment	18,075
Intangibles	123,097
Goodwill	128,522
Other noncurrent assets	22,463

Total assets	464,723
Notes and accounts payable, trade	66,522
Accounts payable, other and accrued expenses	61,467
Other current liabilities	136,938
Other noncurrent liabilities	7,126

Total liabilities	272,053
Noncontrolling interest	14,047

Total	178,623

No value was allocated to in-process research and development in this acquisition as no material amounts were identified; however, certain significant research and development activities were substantially completed as of the acquisition date and included within acquired intangible assets as developed technology. Goodwill represents unidentifiable intangible assets, such as future growth from new revenue streams, increased market share particularly in emerging markets and the U.S., synergies with existing Sony assets and businesses and an assembled workforce, and is calculated as the excess of the purchase price over the estimated fair value of the net tangible and intangible assets acquired and is not deductible for tax purposes. The goodwill recorded in connection with this acquisition is included in the MP&C segment.

The intangible assets are comprised of the following:

	Yen in millions	Years
	Acquired intangibles recorded at fair value	Weighted-average amortization period
Intangibles subject to amortization
IP cross-licensing	60,834	6
Developed technology	24,599	9
Customer relationships	19,597	14
Trademarks	14,086	7
Other	3,981	7

Total intangibles	123,097

The following unaudited supplemental pro forma financial information presents the combined results of operations of Sony and Sony Ericsson as though the acquisition had occurred as of the beginning of the fiscal year ended March 31, 2011:

Yen in millions, except per share data
Fiscal year ended March 31
2012
(Unaudited)
Net sales	5,941,131
Operating income (loss)	(187,725)
Net loss attributable to Sony Corporation’s stockholders	(654,833)
Basic EPS	(652.50)
Diluted EPS	(652.50)

The unaudited supplemental pro forma financial information is based on estimates and assumptions, which Sony believes are reasonable and is not intended to represent or be indicative of what Sony’s consolidated net loss attributable to Sony Corporation’s stockholders would have been had the acquisition been completed at the beginning of the fiscal year ended March 31, 2011 and should not be taken as indicative of Sony’s future consolidated net loss attributable to Sony Corporation’s stockholders. The unaudited supplemental pro forma financial information includes:

•	the elimination of equity in net income (loss) and consolidation of Sony Ericsson;

•	the gain from remeasurement of the previously owned equity interest;

•	incremental intangible asset amortization, net of the related tax effects;

•	certain royalty adjustments; and

•	additional debt issuance costs and interest expense, incurred in connection with the acquisition.

(3)	Sony Semiconductor acquisitions

On April 1, 2011, Sony Semiconductor Kyushu Corporation, a wholly-owned subsidiary of Sony Corporation, acquired from Toshiba Corporation (“Toshiba”) for 57,451 million yen semiconductor fabrication equipment and certain related assets. Sony Semiconductor Kyushu Corporation has subsequently changed its name to Sony Semiconductor Corporation (“SCK”), effective November 1, 2011. Sony’s goal in acquiring the assets was to further strengthen its production capacity for CMOS image sensors.

The assets were operated by Nagasaki Semiconductor Manufacturing Corporation, a joint venture among Toshiba, Sony Corporation and Sony Computer Entertainment Inc., a wholly-owned subsidiary of Sony Corporation. Subsequent to the acquisition, Sony initially entered into a three year sale and leaseback transaction regarding certain of the acquired machinery and equipment with its equity interest affiliate, SFIL, and received proceeds of 50,537 million yen based on the amounts recorded at fair value in the acquisition. The sale and lease back term was extended to five years during the fiscal year ended March 31, 2014. These transactions were included within other in the investing activities of the consolidated statements of cash flows.

The following table summarizes the fair values assigned to the assets acquired at the acquisition date.

Yen in millions
Acquired assets recorded at fair value
Inventories	4,370
Other current assets	82
Machinery and equipment	51,083
Intangibles	1,223
Other noncurrent assets	693

Total	57,451

On March 31, 2014, SCK acquired from Renesas Electronics Corporation (“Renesas”) semiconductor fabrication equipment and certain related assets (“Transferred Assets”) for 7,510 million yen. SCK is utilizing the Transferred Assets to establish a new technology center and further strengthen its production capacity for CMOS image sensors. The purchase price was allocated and recorded primarily to machinery and equipment. SCK also entered into a supply arrangement with Renesas to manufacture and supply system LSIs for a certain period following the acquisition. In connection with this, SCK also acquired related inventories from Renesas.

As the purchase prices were fully allocated to identifiable tangible and intangible assets and no liabilities were assumed, no goodwill was recorded as part of the acquisitions. The unaudited supplemental pro forma results of operations have not been presented because the effects of the acquisitions were not material.

(4)	Other acquisitions

During the fiscal year ended March 31, 2012, Sony completed other acquisitions for total consideration of 7,914 million yen which were paid for primarily in cash and there was no material contingent consideration subject to future change. As a result of the acquisitions, Sony recorded 5,853 million yen of goodwill and 3,345 million yen of intangible assets.

During the fiscal year ended March 31, 2013, Sony completed other acquisitions for total consideration of 39,022 million yen which were paid for primarily in cash and included the August 10, 2012, acquisition of Gaikai for total cash consideration of 28,167 million yen. Gaikai has developed a high quality, fast interactive cloud-streaming platform that enables streaming of a broad array of content ranging from immersive core games with rich graphics to casual content to a wide variety of devices via the internet. There was no material contingent consideration subject to future change. As a result of Sony’s acquisition of Gaikai and other businesses, Sony recorded 27,699 million yen of goodwill and 11,511 million yen of intangible assets.

During the fiscal year ended March 31, 2014, Sony completed other acquisitions for total consideration of 19,373 million yen which were paid for primarily in cash and there was no material contingent consideration subject to future change. As a result of the acquisitions, Sony recorded 10,243 million yen of goodwill and 10,965 million yen of intangible assets.

No significant amounts have been allocated to in-process research and development and all of the entities described above have been consolidated into Sony’s results of operations since their respective acquisition dates. Pro forma results of operations have not been presented because the effects of other acquisitions, individually and in aggregate, were not material.